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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 Date of Report
                       (Date of earliest event reported):
                                 April 23, 2003




                          COLUMBIA BANKING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)




                                   WASHINGTON
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                 (State or other jurisdiction of incorporation)




        0-20288                                            91-1422237
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(Commission File Number)                        IRS Employer Identification No.




                                  1301 A Street
                                Tacoma, WA 98402
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               (Address of principal executive offices) (zip code)




       Registrant's telephone number, including area code: (253) 305-1900


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ITEM 5.  OTHER EVENTS

         On April 23, 2003, we announced at our annual shareholders meeting and issued a press release that Columbia Banking System, Inc. had declared a $0.05 per share cash dividend for the quarter. The dividend will be paid on May 21, 2003 to shareholders of record at the close of business May 7, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements. - not applicable

         (b)  Pro forma financial information. - not applicable

         (c)  Exhibits.

                99.1 Press Release dated April 23, 2003 announcing quarterly cash dividend.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:   April 24, 2003                   COLUMBIA BANKING SYSTEM, INC.



                                                   By:  /s/ Melanie J. Dressel
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                                                        Melanie J. Dressel
                                                        President and
                                                        Chief Executive Officer







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